FLEET LOAN AGREEMENT


     AGREEMENT, made this 31st day of January, 1997, by and between:

     NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name National Cooperative Bank (the "Borrower"); and

     FLEET BANK, N.A., a national banking association, ("Fleet");

                                   W I T N E S S E T H :

     WHEREAS:

     (A) The Borrower, the banks signatory thereto (the "Banks") and Fleet Bank, N.A., as Agent for itself and the Banks entered into a certain Second Amended and Restated Loan Agreement dated as of December 15, 1993, which was amended pursuant to (i) Amendment No. 1 to Second Amended and Restated Loan Agreement dated as of December 12, 1994, (ii) Amendment No. 2 to Second Amended and Restated Loan Agreement dated as of December 11, 1995, (iii) Amendment No. 3 to Second Amended and Restated Loan Agreement dated as of May 30, 1996, and (iv) Amendment No. 4 to Second Amended and Restated Loan Agreement dated as of December 20, 1996 (as so amended and as it may hereafter be further amended, modified or supplemented, the "Banks' Loan Agreement") pursuant to which the Banks made available to the Borrower a revolving credit facility in the aggregate principal amount set forth therein;

     (B) The Borrower wishes to have available to it a line of credit from Fleet in the principal amount of up to Forty Million ($40,000,000) Dollars and Fleet is willing to make available to the Borrower such a line of credit on the terms and conditions herein-after set forth; and

     (C) Unless the context otherwise requires, all capitalized terms used in this Agreement without definition that are defined in the Banks' Loan Agreement shall have the meanings provided therefor in the Banks' Loan Agreement. Certain terms used herein are defined for the purposes of this Agreement in Article 1 below.

     NOW, THEREFORE, the parties hereto agree as follows:

Article 1.   Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     Banks' Loan Agreement:  as defined in Recital (A) hereof.

     Fleet Commitment Fee: as defined in subsection 2.7(b) hereof.

     Fleet Credit Period: the period commencing on the date of this Agreement and ending on the Fleet Credit Termination Date.

     Fleet Credit Termination Date: May 28, 1997.

     Fleet Fee: as defined in subsection 2.7(a) hereof.

     Fleet Loans:  as defined in Section 2.1 hereof.

     Fleet Loan Documents: collectively, this Agreement, the Fleet Note, and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

     Fleet Note:  as defined in Section 2.4 hereof.

     Line of Credit Availability: $40,000,000 as such amount may be reduced from time to time pursuant to the terms of this Agreement.

     Obligations: all of the indebtedness, liabilities and obligations of the Borrower to Fleet, whether now existing or hereafter arising, under the Fleet Loan Documents.


Article 2.   Fleet Loans.

     Section 2.1    Fleet Loans.

     Subject to the terms and conditions of this Agreement, Fleet hereby agrees to hold available for the use of the Borrower during the Fleet Credit Period (to and including the Fleet Credit Termination Date), a line of credit (the "Line of Credit") in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Line of Credit Availability as then in effect. The Line of Credit shall consist of short-term loans (individually, a "Fleet Loan" and, collectively, the "Fleet Loans"). Subject to the terms of this Agreement and the Banks' Loan Agreement, during the Fleet Credit Period the Borrower may borrow, prepay (as provided in Section 2.9 of the Banks' Loan Agreement and provided further that prepayment of Fixed Rate Loans shall be subject to the provisions of Section 2.24 of the Banks' Loan Agreement) and reborrow up to the amount of the Line of Credit Availability as then in effect by means of Prime Rate Loans, Fed Funds Loans or Fixed Rate Loans, and during such period the Borrower may convert Fleet Loans of one type into Fleet Loans of another type (as provided in Section 2.8 of the Banks' Loan Agreement).

     Section 2.2    Notices Relating to Fleet Loans.

     The Borrower shall give Fleet written notice of each borrowing, reborrowing, conversion and prepayment of each Fleet Loan and of the duration of each Interest Period applicable to each Fixed Rate Loan and the termination or reduction of the Line of Credit Availability (in each case, a "Borrowing Notice"), all as provided in Section 2.3 of the Banks' Loan Agreement (provided that each reference in such Section 2.3 to the "Agent" shall be deemed herein to be a reference to Fleet).

     Section 2.3    Disbursement of Loan Proceeds.

     The Borrower shall give Fleet notice of each borrowing hereunder as provided in Section 2.2 hereof. Fleet shall disburse such sums to the Borrower by depositing in immediately available funds the amount thereof in an account of the Borrower designated by the Borrower maintained with Fleet.

     Section 2.4    Fleet Note.

     The Fleet Loans shall be evidenced by a single promissory note of the Borrower payable to the order of Fleet and dated the date of this Agreement. The promissory note shall be in the principal amount of Forty Million ($40,000,000) Dollars and shall be in the form of Exhibit A annexed hereto (the "Fleet Note").

     Section 2.5    Repayment of Principal of Fleet Loans.

     The aggregate outstanding principal amount of the Fleet Loans shall be payable, together with all accrued interest thereon, in a single installment on the Fleet Credit Termination Date.

     Section 2.6    Interest.

     (a) The Borrower shall pay to Fleet interest on the unpaid principal amount of the Fleet Loans for the period commencing on the date that each Fleet Loan is made until such Fleet Loan is paid in full, at the rates per annum (including, if applicable, the Post-Default Rate) and on the dates set forth in, and as calculated in, the Banks' Loan Agreement; provided, however, notwithstanding the penultimate paragraph of Section 2.12 of the Banks' Loan Agreement, the Borrower shall, regardless of the aggregate amount of all outstanding Fleet Loans, pay to the Bank Additional Interest at the rate of 0.5% per annum with respect to all outstanding Fleet Loans which are Fed Fund Loans or Fixed Rate Loans.

     (b) Anything in this Agreement or the Fleet Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to Fleet to the extent that Fleet's receipt thereof would not be permissible under the law or laws applicable to Fleet limiting rates of inter-est which may be charged or collected by Fleet. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to Fleet on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to Fleet limiting rates of interest which may be charged or collected by Fleet. Such deferred interest shall not bear interest.

     Section 2.7    Fleet Fees.

     (a) Simultaneously with the execution and delivery of this Agreement, the Borrower shall pay to Fleet a facility fee (the
"Fleet Fee") as set forth in a separate written agreement between the Borrower and the Bank.

     (b) The Borrower shall pay to Fleet a commitment fee (the "Fleet Commitment Fee") on the amount of the Line of Credit Availability from the date hereof to and including the earlier of the date the Line of Credit Availability is terminated or the Fleet Credit Termination Date, at the rate of .125% per annum on the Line of Credit Availability. The accrued Fleet Commitment Fee shall be payable quarterly commencing on March 31, 1997 and on the Fleet Credit Termination Date.

     Section 2.8    Use of Proceeds of Fleet Loans.

     The proceeds of the Fleet Loans shall be used by the Borrower for general corporate and working capital purposes.

     Section 2.9    Computations.

     Interest on the Fleet Loans and the Fleet Commitment Fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last) occurring in the period for which payable.

     Section 2.10   Minimum Amounts of Borrowings,

                    Conversions and Prepayments.

     Except for borrowings, conversions and prepayments which exhaust the full remaining amount of the Line of Credit Availability (in the case of borrowings) or result in the conversion or prepayment of all Fleet Loans of a particular type (in the case of conversions or prepayments) or conversions made pursuant to Section
2.23 of the Banks' Loan Agreement, each borrowing, each conversion of Fleet Loans of one type into Fleet Loans of another type and each prepayment of principal of Fleet Loans hereunder shall be in an amount at least equal to One Million ($1,000,000) Dollars or a multiple of $1,000,000 (borrowings, conversions and prepayments of different types of Fleet Loans at the same time hereunder to be deemed separate borrowings, conversions and prepayments for purposes of the foregoing, one for each type).

     Section 2.11   Time and Method of Payments.

     All payments of principal, interest, fees and other charges (including indemnities) payable by the Borrower hereunder shall be made in Dollars, in immediately available funds, to Fleet as set forth in the Banks' Loan Agreement (and Fleet may, but shall not be obligated to, debit the amount of any such payment that is not made as provided in the Banks' Loan Agreement to any ordinary deposit account of the Borrower with Fleet). Additional provisions relating to payments are set forth in Section 10.3 of the Banks' Loan Agreement and are incorporated by reference herein.

     Section 2.12   Reductions in Line of Credit Availability.

     The Borrower shall be entitled to reduce or termi-nate the Line of Credit Availability provided that the Borrower shall give notice of such reduction or termination to the Bank as provided in
Section 2.3 of the Banks' Loan Agreement and any partial reduction of the Line of Credit Availability shall be in an aggregate amount equal to Ten Million ($10,000,000) Dollars or an integral multiple thereof. Any such reduction shall be permanent and irrevocable.

     Section 2.13   Incorporation of Certain Provisions.

     The provisions of Sections 2.19 through 2.24 inclusive of the Banks' Loan Agreement and all other sections of the Banks' Loan Agreement to which such Sections 2.19 through 2.24 refer are hereby incorporated by reference as if the provisions thereof were set forth in full herein.

Article 3.   Representations and Warranties.

     The Borrower hereby represents and warrants to Fleet that:

     Section 3.1    Article 3 of Banks' Loan

                     Agreement; No Defaults.

     (a) Each and every one of the representations and warranties set forth in Article 3 of the Banks' Loan Agreement is true in all respects as of the date hereof, except for changes in the ordinary course of business, which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower.

     (b) As of the date hereof, there exists no Event of Default under the Banks' Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

     Section 3.2    Power, Authority, Consents.

     The Borrower has the power to execute, deliver and perform the Fleet Loan Documents to be executed by it. The Borrower has the power to borrow hereunder and has taken all necessary action to authorize the borrowing hereunder on the terms and conditions of this Agreement. The Borrower has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Fleet Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower, or the validity or enforcement of the Fleet Loan Documents.

     Section 3.3    No Violation of Law or Agreements.

     The execution and delivery by the Borrower of each Fleet Loan Document and performance by it hereunder and thereunder, will not violate any provision of law and will not, conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of the Borrower or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which the Borrower is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower.

     Section 3.4    Due Execution, Validity, Enforceability.

     This Agreement and each other Fleet Loan Document has been duly executed and delivered by the Borrower and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

Article 4.  Conditions Precedent to the Fleet Loans.

     The obligation of Fleet to make the Fleet Loans hereunder shall be subject to the fulfillment (to the satisfaction of Fleet) of the following conditions precedent:

     (a) The Borrower shall have executed and delivered to Fleet this Agreement and the Fleet Note.

     (b)  Fleet shall have received the Fleet Fee.

     (c) Fleet shall have received a Compliance Certificate from the Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this Agreement, no Default or Event of Default shall exist, shall be true.

     (d) Shea & Gardner, counsel to the Borrower, shall have delivered its legal opinion to Fleet, in form and substance satisfactory to Fleet and its counsel.

     (e)  Fleet shall have received copies of the following:

          (i) All corporate action taken by the Borrower to authorize the execution, delivery and performance of this Agreement, the Fleet Note and the transactions contemplated hereby, certified by its secretary;

        (ii) A certificate from the secretary of the Borrower to the effect that the By-laws of the Borrower delivered to Fleet Bank, N.A., as Agent pursuant to the Banks' Loan Agreement have not been amended since the date of such delivery and that such document is in full force and effect and is true and correct as of the date hereof; and

          (iii) An incumbency certificate (with specimen signatures) with respect to the Borrower.

     (f) All legal matters incident hereto shall be satisfactory to Fleet and its counsel.

Article 5.     Covenants.

     From the date hereof and so long as this Agreement shall be outstanding and until payment in full of all of the Obligations, the Borrower agrees to comply with and perform each and every covenant and condition set forth in Articles 5, 6 and 7 of the Banks' Loan Agreement, which Articles 5, 6 and 7 are hereby incorporated herein by reference.

Article 6.   Events of Default.

     If any one or more of the following events ("Events of Default") shall occur and be continuing, the entire unpaid balance of the principal of and interest on the Fleet Note and all other Obligations and indebtedness of the Borrower to Fleet arising hereunder and under the other Fleet Loan Documents shall immediately become due and payable upon written notice to that effect given to the Borrower by Fleet (except that in the case of the occurrence of any Event of Default described in Section 8.7 of the Banks' Loan Agreement, as such Section 8.7 is hereinafter incorporated herein by reference, no such notice shall be required), without presentment or demand for payment, notice of non-payment, protest or further notice or demand of any kind, all of which are expressly waived by the Borrower; provided, however, that in the case of the occurrence of an Event of Default described in
Section 6.1 below, no such notice shall be required after the passage of ten (10) days after the Grace Period provided for therein:

     Section 6.1    Payments.

     Failure to make any payment of principal or interest upon the Fleet Note or any fee pursuant to this Agreement within three (3)
Business Days after the due date thereof (the "Grace Period"); or

     Section 6.2    Other Covenants.

     Failure by the Borrower to perform or observe any other term, condition or covenant of this Agreement or of any of the other Fleet Loan Documents to which it is a party, which shall remain unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Borrower by Fleet; or

     Section 6.3    Other Events of Default.

     An Event of Default (as defined in the Banks' Loan Agreement) shall occur and be continuing under the Banks' Loan Agreement, (provided in the event the Banks' Loan Agreement is terminated for any reason whatsoever or the indebtedness thereunder is paid in full, the covenants contained in Articles 5, 6 and 7 of the Banks' Loan Agreement and the Events of Default defined in Article 8 of the Banks' Loan Agreement, together with the definitions of all of the defined terms used therein and all other portions of the Banks' Loan Agreement to which reference is made in such Articles, will be incorporated by reference and the same shall be applicable herein, mutatis mutandis, and will be deemed to continue in effect until this Agreement is terminated and all of the Obligations under this Agreement are fully paid and performed).

Article 7.   Miscellaneous Provisions.

     Section 7.1    Miscellaneous Provisions

                    Incorporated by Reference.

     The miscellaneous provisions under Article 10 of the Banks'
Loan Agreement and all other sections of the Banks' Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein.

     Section 7.2    References in the Banks' Loan Agreement.

     All references in the Banks' Loan Agreement to the "Agent" or the "Banks", to the extent that such references are incorporated herein, shall be deemed references hereunder to Fleet.

     Section 7.3  Incorporation of Banks' Loan Agreement.

     Any term or provision of the Banks' Loan Agreement, as in effect on the date of this Agreement, which has been incorporated herein by reference and which is hereafter amended or modified, shall unless the parties hereto otherwise agree in writing, automatically be incorporated herein as so amended, from and after the effective date of any such amendment, without the necessity of the execution and delivery of any instrument or document or the taking of any action.

     Section 7.4    Counterparts.

     This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 7.5  Binding Effect; No Assignment or Delegation.

     This Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of Fleet and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of Fleet, and any purported assignment or delegation without such consent shall be void.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                         NATIONAL CONSUMER COOPERATIVE BANK,
                         D/B/A NATIONAL COOPERATIVE BANK

                         By:________________________________
                                                       Title

                         FLEET BANK, N.A.


                         By
                                                       Title

                              EXHIBIT A
                      TO FLEET LOAN AGREEMENT
                             BY AND BETWEEN
                   NATIONAL CONSUMER COOPERATIVE BANK
                                AND
                            FLEET BANK, N.A.

                           FORM OF FLEET NOTE


$40,000,000                                      Due May 28, 1997
                                               New York, New York

     FOR VALUE RECEIVED, NATIONAL CONSUMER COOPERATIVE BANK D/B/A NATIONAL COOPERATIVE BANK (the "Borrower"), hereby promises to pay to the order of FLEET BANK, N.A. (the "Bank") the principal sum of FORTY MILLION ($40,000,000) DOLLARS (or such lesser amount as shall equal the aggregate unpaid principal amount of the Fleet Loans made by the Bank under the Loan Agreement hereinafter defined, shown on the schedule annexed hereto and any continuation thereof), in lawful money of the United States of America and in immediately available funds on the date or dates determined as provided in the Loan Agreement but in no event later than May 28, 1997.

     The Borrower further promises to pay to the order of the Bank interest on the unpaid principal amount of each Fleet Loan from the date such Fleet Loan is made until paid in full, payable at such rates and at such times as provided for in the Loan Agreement.

     The Bank has been authorized by the Borrower to record on the schedules annexed to this Note (or on any continuation thereof) the amount, type, due date and interest rate of each Fleet Loan made by the Bank under the Loan Agreement and the amount of each payment or prepayment of principal and the amount of each payment of interest of each such Fleet Loan received by the Bank, it being understood, however, that failure to make any such notation shall not affect the rights of the Bank or the obligations of the Borrower hereunder or under the Loan Agreement in respect of such Fleet Loans. Such notations shall be deemed correct, absent manifest error.

     This Note is the Fleet Note referred to in the Fleet Loan Agreement dated as of the date hereof (the "Loan Agreement") between the Borrower and the Bank and evidences the Fleet Loans made by the Bank thereunder. Capitalized terms used in this Note have the respective meanings assigned to them in the Loan Agreement.

     Upon the occurrence of an Event of Default under the Loan Agreement, the principal hereof and accrued interest hereon shall become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrower may at its option prepay all or any part of the principal of this Note before maturity upon and subject to the terms provided in the Loan Agreement.

     The Borrower agrees to pay costs of collection and reasonable attorneys' fees in case default occurs in the payment of this Note.

     Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     This Note has been executed and delivered this ____ day of January, 1997 in New York, New York, and shall be construed in accordance with and governed by the internal laws of the State of New York.

                              NATIONAL CONSUMER COOPERATIVE BANK
                              D/B/A NATIONAL COOPERATIVE BANK


                              By:________________________________
                                                            Title

                     SCHEDULE TO FLEET NOTE
          MADE BY NATIONAL CONSUMER COOPERATIVE BANK
                  IN FAVOR OF FLEET BANK, N.A.


     This Note evidences the Fleet Loans made under the within described Agreement, in the principal amounts, of the types (Prime Rate Loans, Fed Funds Loans, CD Loans or LIBOR Loans) and on the dates set forth below, subject to the payments or prepayments set forth below:

             Prin.                   Int.     Amt of
Date Made    Amt of Type of Due Date Rate on  Payment or  Balance     Notation
or Converted Loan   Loan    of Loan  Loan     Prepayment  Outstanding made by